Exhibit 10.59

Travel Transaction Processing Corporation Stock Incentive Plan

SECTION 1.

PURPOSE

The purpose of this Plan (as such term and any other capitalized terms used herein without definition are defined in Section 2) is to foster and promote the long-term financial success of Holding and its Subsidiaries and materially increase stockholder value by (a) motivating superior performance by means of service and performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in Holding by Employees and (c) enabling Holding and its Subsidiaries to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of its and their operations is largely dependent.

SECTION 2.

DEFINITIONS

Whenever used herein, the following terms shall have the respective meanings set forth below:

Adjustment Event: shall mean any dividend payable in capital stock, stock split or share combination of, or extraordinary cash dividend on, the Common Stock, or any recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares affecting the Common Stock, or any other similar event affecting the Common Stock.

Board: the Board of Directors of Holding.

Cause:  (i) the refusal or neglect of the Participant to perform substantially his or her employment-related duties, (ii) the Participant’s personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) the Participant’s conviction of or entering a plea of guilty or nolo contendere (or any applicable equivalent thereof) to a crime constituting a felony (or a crime or offense of equivalent magnitude in any jurisdiction) or his or her willful violation of any other law, rule, or regulation (other than a traffic violation or other offense or violation outside of the course of employment which in no way adversely affects Holding or any affiliate or its reputation or the ability of the Participant to perform his or her employment related duties or to represent Holding or any affiliate), (iv) the material breach by the Participant of any covenant or agreement with Holding or any Subsidiary, or any written policy of Holding or any Subsidiary, not to disclose any information pertaining to Holding or any affiliate or not to compete or interfere with Holding or any Subsidiary or (v) the material violation by the Participant of Holding’s or a Subsidiary’s code of conduct or ethics; provided that, with respect to any Participant who is a party to an employment agreement with Holding or any Subsidiary, “Cause” shall have the meaning specified in such Participant’s employment agreement or, in the case of any such Participant who is not party to an employment agreement but is a party to the Stockholders Agreement, “Cause” shall have the meaning, if any, specified in the Stockholders Agreement.

Change in Control: the occurrence of any of the following:

any person (within the meaning of Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than CVC, OTPP, or any of their Affiliates or Qualified Transferees (as such terms are defined in the Stockholders Agreement), including any group (within the meaning of Rule 13d-5(b) under the Exchange Act)), acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Holding representing more than 50% of the combined Voting Power (as defined below) of Holding’s securities;

within any 24-month period commencing after an initial public offering of the Common Stock of Holding, the persons who were directors of Holding at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board or the board of directors of any successor to Holding, provided that  any director (i) elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office or (ii) designated to serve on the Board by CVC or OTPP pursuant to the Stockholder’s Agreement shall be deemed to be an Incumbent Director for purposes of this definition of Change in Control;

the stockholders of Holding, if at the time in question Holding is a stock company, approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of Holding (a “Corporate Event”), and immediately following the consummation of which the stockholders of Holding immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (x) in the case of a merger or consolidation, the surviving or resulting corporation, (y) in the case of a share exchange, the acquiring corporation or (z) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than 50% of the consolidated assets of Holding immediately prior to such Corporate Event; or

any other event occurs which the Board declares to be a Change in Control.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (a) merely as a result of an underwritten offering of the equity securities of Holding where no Person (including any group (within the meaning of Rule 13d-5(b) under the Exchange Act)) acquires more than 50% of the beneficial ownership interests in such securities.

For purposes of this definition, a specified percentage of “Voting Power” of a company shall mean such number of the Voting Securities as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors and “Voting Securities” shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors.

Change in Control Price: the price per share of Common Stock paid in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash).

Code: the Internal Revenue Code of 1986, as amended.

Committee: the Compensation Committee of the Board or, if there shall not be any committee then serving, the Board.

Common Stock: the Class A common stock of Holding, par value $.01 per share.

CVC: Citigroup Venture Capital Equity Partners, L.P., a limited partnership organized under the laws of Delaware.

Disability: the termination of a Participant’s employment with Holding or any Subsidiary as a result of such Participant’s incapacity due to reasonably documented physical or mental illness that is reasonably expected to prevent such Participant from performing his duties for Holding on a full-time basis for more than six months and within 30 days after written notice of termination has been given to such Participant, such Participant shall not have returned to the full time performance of his or her duties.  The date of termination in the case of a termination due to “Disability” shall be deemed to be the last day of the aforementioned 30-day period.  Notwithstanding the foregoing, (i) with respect to any Participant who is a party to an employment agreement with Holding or any Subsidiary, “Disability” shall have the meaning, if any, specified in such Participant’s employment agreement or, with respect to any such Participant who is not a party to an employment agreement but is a party to the Stockholders Agreement, “Disability” shall have the meaning, if any, specified in the Stockholders Agreement, and (ii) in the event a Participant whose employment with Holding terminates due to Disability continues to serve as a director of or a consultant to Holding, such Participant’s employment with Holding shall not be deemed to have terminated for purposes of the Plan or any agreement evidencing Incentive Awards granted to such Participant until the date as of which such Participant’s services as a director of and consultant to Holding shall have also terminated.

Employee: any officer or other key employee of Holding or any Subsidiary.

Fair Market Value: unless otherwise determined by the Committee, if no Public Offering has occurred, the fair market value of a share of Common Stock as determined in good faith by the Board.  If the aggregate fair market value of shares of Common Stock acquired by a Participant upon exercise of an Option and/or Restricted Stock repurchased pursuant to Section 8 exceeds $5,000,000, then the Board shall base its determination on the most recent annual valuation performed by an independent valuation consultant or appraiser of recognized national standing selected by the Board.  The Fair Market Value as determined in good faith by the Board and in the absence of fraud shall be binding and conclusive upon Holding, Worldspan and each Participant.  Following a Public Offering, the Fair Market Value, on any date of determination, shall mean the average of the closing sales prices for a share of Common Stock as reported on a national exchange for each of the ten business days preceding the date of determination or the average of the last transaction prices for a share of Common Stock as reported on a nationally recognized system of price quotation for each of the ten business days preceding the date of determination.  In the event that there are no Common Stock transactions reported on such exchange or system on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Common Stock transactions were so reported.

Holding:  Travel Transaction Processing Corporation, a Delaware corporation, and any successor thereto.

Incentive Award: an award of Options under Section 6 of the Plan or an award of Restricted Stock or the right to purchase Restricted Stock pursuant to Section 7 of the Plan.

Option: the right to purchase Common Stock pursuant to the terms of the Plan at a stated price for a specified period of time.  For purposes of the Plan, an Option may be either (i) an “Incentive Stock Option” within the meaning of section 422 of the Code (an “Incentive Stock Option”) or (ii) an Option which is not an Incentive Stock Option (a “Non-Qualified Stock Option”).

OTPP: Ontario Teachers’ Pension Plan Board, a corporation without share capital organized under the laws of Ontario, Canada.

Participant: any Employee designated by the Committee to receive an Incentive Award under the Plan.

Partnership Interest Purchase Agreement: the Partnership Interest Purchase Agreement, dated as of March 3, 2003, among Holding, Worldspan and certain other parties, as it may be amended from time to time.

Person: any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity.

Plan: this Travel Transaction Processing Corporation Stock Incentive Plan, as set forth herein and as the same may be amended from time to time in accordance with its terms.

Public Offering:  a public offering pursuant to an effective registration statement filed with the Securities and Exchange Commission that covers (together with prior effective registrations) (i) not less than 25% of the then outstanding shares of Common Stock, on a fully diluted basis, or (ii) shares of Common Stock that, after the closing of such public offering, will be traded on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System.

Registration Rights Agreement: the Registration Rights Agreement, dated as of June 30, 2003, among Holding and certain stockholders of Holding, as it may be amended from time to time.

Restricted Period: the period during which Restricted Stock is subject to forfeiture.

Restricted Stock: Common Stock acquired by a Participant in accordance with the terms and conditions of Section 7 hereof that is forfeitable by the Participant until the achievement of a specified period of future service or otherwise as determined by the Committee or in accordance with the terms of the Plan.

Retirement:  the termination of a Participant’s employment with Holding or any Subsidiary on or after the date the Participant attains age 65.  Notwithstanding the foregoing, (i) with respect to any Participant who is a party to an employment agreement with Holding or any Subsidiary, “Retirement” shall have the meaning, if any, specified in such Participant’s employment agreement or, with respect to any such Participant who is not party to an employment agreement but is a party to the Stockholders Agreement,

“Retirement” shall have the meaning, if any, specified in the Stockholders Agreement, and (ii) in the event a Participant whose employment with Holding terminates due to Retirement continues to serve as a director of or a consultant to Holding, such Participant’s employment with Holding shall not be deemed to have terminated for purposes of the Plan or any agreement evidencing Incentive Awards granted to such Participant until the date as of which such Participant’s services as a director of and consultant to Holding shall have also terminated, at which time the Participant shall be deemed to have terminated employment due to retirement.

Stockholders Agreement: the Stockholders Agreement, dated as of June 30, 2003, among Holding, CVC, OTPP, and certain other stockholders of Holding, as it may be amended from time to time.

Subsidiary: any partnership, corporation, or other organization or entity a majority of whose outstanding voting interests are owned, directly or indirectly, by Holding.

Voluntary Resignation:  the termination of a Participant’s employment with Holding or any Subsidiary due to such Participant’s voluntary resignation; provided that, with respect to any Participant who is a party to an employment agreement with Holding or any Subsidiary, “Voluntary Resignation” shall have the meaning, if any, specified in such Participant’s employment agreement or, in the case of any Participant who is not a party to an employment agreement but is a party to the Stockholders Agreement, “Voluntary Resignation” shall have the meaning, if any, specified in the Stockholders Agreement.

Worldspan:  Worldspan LP, a limited partnership organized under the laws of Delaware.

SECTION 3.

ELIGIBILITY AND PARTICIPATION

Participants in the Plan shall be those Employees selected by the Committee to participate in the Plan, and the Committee shall consider Participants recommended by the Chief Executive Officer of Worldspan (the “Worldspan CEO”).  The selection of an Employee as a Participant shall neither entitle such Employee to, nor disqualify such Employee from, participation in any other award or incentive plan of Holding or any Subsidiary.

SECTION 4.

ADMINISTRATION

4.1.          Power to Grant and Establish Terms of Incentive Awards.  The Committee shall have the discretionary authority, subject to the terms of the Plan, to determine the Employees to whom Incentive Awards shall be granted (which may include Employees who are members of the Committee), and the terms and conditions of any and all Incentive Awards, including, but not limited to, whether such Incentive Award includes Options or Restricted Stock or both, the number of shares of Common Stock covered by each Option, the time or times at which Incentive Awards shall be granted and the terms and provisions of the instruments by which such Incentive Awards shall be evidenced and to designate Options as Incentive Stock Options or Non-Qualified Stock Options.  In selecting the Participants to receive Incentive Awards, and determining the number of Incentive Awards to be granted, the Committee shall consider the recommendations of the Worldspan CEO.  The terms and conditions of each Incentive Award grant shall be determined by the Committee at the time of such offer or grant and such terms and conditions shall not be subsequently changed in a manner which would be adverse to the Participant without the consent of the Participant to whom such Incentive Award has been granted, even if this Plan shall be subsequently amended.  The Committee may establish different terms and conditions for different Participants receiving Incentive Awards and for the same Participant for each Incentive Award such Participant may receive, whether or not granted at the same or different times.  The grant of any Incentive Award to any Employee shall neither entitle such Employee to, nor disqualify him from, the grant of any other Incentive Awards.

4.2.          Administration.  The Committee shall be responsible for the administration of the Plan.  Any Incentive Award granted by the Committee may be subject to such conditions, not inconsistent with the terms of the Plan, as the Committee shall determine, in its sole discretion.  The Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of Holding, to interpret the Plan and to make all other determinations necessary or advisable for the administration and interpretation of the Plan and to carry out its provisions and purposes.  Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons and shall be given deference in any proceeding with respect thereto.  The Committee may consult with legal counsel, who may be counsel to Holding, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

SECTION 5.

STOCK SUBJECT TO PLAN

5.1.          Number. Subject to the provisions of Section 5.3, the number of shares of Common Stock subject to Incentive Awards under the Plan may not exceed 6,580,000 shares of Restricted Stock and 6,000,000 shares subject to Options.  The shares of Common Stock to be delivered under the Plan may consist, in whole or in part, of shares held in treasury or authorized but unissued shares not reserved for any other purpose.

5.2.          Canceled, Terminated or Forfeited Awards.  Any shares of Common Stock subject to an Incentive Award which for any reason expires or is canceled, terminated, forfeited, substituted for or otherwise settled without the lapse of restriction or the issuance of such shares of Common Stock shall again be available for purchase or grant under the Plan.

5.3.          Adjustment in Capitalization.  The aggregate number of shares of Common Stock available for grants of Incentive Awards under Section 5.1 or subject to outstanding Incentive Award grants and the respective prices and/or vesting criteria applicable to outstanding Incentive Awards shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, each Adjustment Event.  To the extent deemed equitable and appropriate by the Committee, in its good faith judgment, and subject to any required action by stockholders, in any merger, consolidation, reorganization, liquidation, dissolution or other similar transaction (other than a Change in Control), any Incentive Award granted under the Plan shall pertain to the securities or other property to which a holder of the number of shares of Common Stock covered by the Incentive Award would have been entitled to receive in connection with such event.

SECTION 6.

STOCK OPTIONS

6.1.          Grant of Options.  Options may be granted to Participants at such time or times as shall be determined by the Committee.  Options granted pursuant to this Plan may be of two types:  (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.  The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee or, if so determined by the Committee on the date of award of an Option, the date on which occurs any event the occurrence of which is an express condition precedent to the grant of the Option.  The Committee shall determine the number of Options, if any, to be granted to a Participant.  Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which the Options or any portion thereof shall become vested or exercisable and otherwise shall be in the form of the Option agreement attached hereto as Exhibit A, subject to such changes not inconsistent with the Plan as the Committee shall determine, in its good faith judgment, to be equitable and appropriate, or in such other form as the Committee shall determine.

6.2.          Option Price.  Non-Qualified Stock Options and Incentive Stock Options granted pursuant to the Plan shall have an exercise price per share of Common Stock determined by the Committee, provided that such per share exercise price may not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted.

6.3.          Exercise of Options.  Options awarded to a Participant under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions, including the performance of a minimum period of service or the satisfaction of performance goals, as the Committee may impose at the time of grant of such Options, subject to the Committee’s right to accelerate the exercisability of such Options in its discretion.  Notwithstanding the foregoing, no Option shall be exercisable on or after the tenth anniversary of the date on which it is granted.  Except as may be provided in any provision approved by the Committee pursuant to this Section 6.3, after becoming exercisable each installment of an Option shall remain exercisable until expiration, termination or cancellation of the Option.  Subject to Section 11.7, an Option may be exercised from time to time, in whole or in part, up to the total number of shares of Common Stock with respect to which it is then exercisable.  Upon exercising an Option in whole or in part, the Participant shall be required to execute a stock subscription agreement in the form of the Stock Subscription Agreement attached hereto as Exhibit B, subject to such changes not inconsistent with the Plan as the Committee shall determine, in its good faith judgment, to be equitable and appropriate, or in such other form as the Committee shall determine.

6.4.          Payment.  The Committee shall establish procedures governing the exercise of Options, which shall require that (x) as a condition to the issuance of any shares of Common Stock upon the exercise of the Options prior to a Public Offering, the Participant is or shall become a party to the Stockholders Agreement and the Registration Rights Agreement with respect to such shares, (y) written notice of exercise be given to Holding and (z) the Option exercise price be paid in full at the time of exercise in one of the following ways:  (i) in cash or cash equivalents, (ii) at any time following a Public Offering, in unencumbered shares of Common Stock which have been owned by the Participant for at least six months (or such longer period as is required by applicable accounting standards to avoid a charge to earnings) having an aggregate Fair Market Value on the date of exercise equal to such aggregate Option exercise price or in a combination of cash and such unencumbered shares of Common Stock, or (iii) in such other consideration as the Committee shall determine.  Subject to Section 11.4, as soon as practicable after receipt of a written exercise notice, payment of the Option exercise price and receipt of evidence that the Participant is a party to the Stockholders Agreement and the Registration Rights Agreement in accordance with this Section 6.4, Holding shall deliver to the Participant a certificate or certificates representing the acquired shares of Common Stock.

6.5.          Substitute Options.  The Committee shall have the right, subject to the consent of Participants to whom Options have been granted, to grant in substitution for outstanding Options, replacement Options which may contain terms more favorable to the Participant than the Options they replace, including, without limitation, a lower exercise price (subject to Section 6.2), and to cancel replaced Options.

6.6.          Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of any Participant affected thereby, to cause any Incentive Stock Option previously granted to fail to qualify for the federal income tax treatment afforded under section 421 of the Code.

SECTION 7.
RESTRICTED STOCK

7.1.          Offers to Acquire Restricted Stock.  Offers to acquire Restricted Stock may be made to Participants at such time or times as shall be determined by the Committee.  The Committee shall determine the number of shares of Restricted Stock, if any, to be granted to a Participant, the purchase price thereof (which, with the exception of grants of Restricted Stock to selected Employees at the closing of the Partnership Interest Purchase Agreement listed on Annex A hereto, shall not be less than Fair Market Value of the Common Stock on the date of purchase) and the applicable Restricted Period.  All Restricted Stock shall be subject to the Stockholders Agreement and Registration Rights Agreement.  The Committee shall require that the stock certificates evidencing any Restricted Stock be held in the custody of the Secretary of Holding until the Restricted Period has lapsed, and that, as a condition of the offer to acquire any Restricted Stock, the Participant shall have delivered a duly executed undated instrument of transfer or assignment in blank, having attached thereto or to such Restricted Stock certificate all requisite stock or other applicable or documentary tax stamps, all in form and substance satisfactory to Holding, relating to the Common Stock covered by such offer.  Each issuance of Restricted Stock shall be made pursuant to a Restricted Stock subscription agreement that shall include, among other things, provisions providing (i) that the Restricted Stock shall be subject to the terms and provisions of the Stockholders Agreement and Registration Rights Agreement, and (ii) for such other terms and provisions as are determined by the Committee, and which shall be in substantially the form of the Restricted Stock subscription agreement attached hereto as Exhibit C (the “Restricted Stock Subscription Agreement”) subject to changes not inconsistent with the Plan as the Committee shall determine, in its good faith judgment, to be equitable and appropriate.

7.2.          Payment.  Upon acceptance of the offer to acquire Restricted Stock, the Participant shall pay the purchase price (if any) in cash or other consideration determined by the Committee at the closing described in the Restricted Stock Subscription Agreement.

7.3.          Restrictions on Transferability.  Except as provided in Section 11.1 or in the Restricted Stock Subscription Agreement, no Restricted Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the lapse of the Restricted Period.  Thereafter, Restricted Stock may only be sold, transferred, pledged, assigned or otherwise alienated or hypothecated in compliance with all applicable securities laws, the Restricted Stock Subscription Agreement, the Stockholders Agreement and any other agreement to which the Restricted Stock is subject.

7.4.          Rights as a Stockholder.  Unless otherwise determined by the Committee at the time of grant or otherwise provided in the Restricted Stock Subscription Agreement, the Stockholders Agreement or any other agreement to which the Restricted Stock is subject, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and other rights as a stockholder with respect to those shares during the Restricted Period.

7.5.          Dividends and Other Distributions.  Unless otherwise determined by the Committee at the time of grant and subject to the Restricted Stock Subscription Agreement and any other agreement to which the Restricted Stock is subject, Participants holding outstanding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to those shares; provided that, if any such dividends or distributions are paid in shares of Common Stock or other securities or property, such shares, securities and property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the Restricted Stock with respect to which they were paid.

SECTION 8.

TERMINATION OF EMPLOYMENT

8.1.          Termination of Employment Due to Death.  Unless otherwise determined by the Committee at the time of grant, in the event a Participant’s employment with Holding or any Subsidiary terminates by reason of death, any Options granted to such Participant which on or prior to the date of such termination have become exercisable in accordance with Section 6.3, may be exercised by the Participant’s beneficiary in accordance with Section 11.2, at any time during the six month period following the Participant’s termination of employment or the expiration of the term of the Options, whichever period is shorter.

8.2.          Termination of Employment For Cause.  Unless otherwise determined by the Committee at the time of grant, in the event a Participant’s employment with Holding or any Subsidiary is terminated for Cause, all Options granted to such Participant which are then outstanding (whether or not exercisable on or prior to the date of such termination) shall be immediately forfeited and canceled.

8.3.          Termination of Employment for Any Other Reason.  Unless otherwise determined by the Committee at or after the time of grant, in the event a Participant’s employment with Holding or any Subsidiary terminates for any reason other than one described in Sections 8.1 or 8.2, any Options granted to such Participant which, on or prior to the date of such termination, have become exercisable in accordance with Section 6.3, may be exercised at any time during the 90 day period following the Participant’s termination of employment or the expiration of the term of such Options, whichever period is shorter.

8.4.          Termination of Options.  Unless otherwise determined by the Committee at the date of grant, upon the termination of a Participant’s employment, any Options that are not then exercisable shall terminate and be canceled effective upon the date of such termination.

8.5.          Repurchase of Common Stock Issued Upon Exercise of Options. Unless otherwise determined by the Committee at the time of grant, upon any termination of a Participant’s employment with Holding or any Subsidiary prior to a Public Offering, Holding and then CVC and OTPP and their respective affiliates shall have the right, in accordance with the procedures described in Section 8.7, to purchase all or any of the shares of Common Stock acquired by a Participant upon exercise of an Option (whether acquired before or after such termination) for a cash payment equal to the Fair Market Value of the shares of Common Stock on the date so purchased, provided that if the Participant’s employment is terminated for Cause, then the cash payment shall be equal to the lower of the Fair Market Value or the purchase price of the shares of Common Stock so purchased.

8.6.          Repurchase of Restricted Stock.

(a)  Voluntary Resignation.  Unless otherwise determined by the Committee at the time of acquisition, upon a Participant’s Voluntary Resignation, Holding and then CVC and OTPP and their respective affiliates (in accordance with the procedures described in Section 8.7) may (i) repurchase all or any portion of the Restricted Stock then held by such Participant for which the Restricted Period has not lapsed as of the date of termination for a cash payment equal to the purchase price of such Restricted Stock to the Participant and/or (ii) repurchase all or any portion of the Restricted Stock for which the Restricted Period has lapsed for a cash payment equal to the Fair Market Value of the Restricted Stock (or the portion thereof so purchased).

(b)  Termination for Cause. Unless otherwise determined by the Committee at the time of acquisition, upon termination of a Participant’s employment with Holding or any Subsidiary for Cause, Holding and then CVC and OTPP and their respective affiliates (in accordance with the procedures described in Section 8.7) may repurchase all or any portion of the Restricted Stock (whether or not the Restricted Period has lapsed) then held by such Participant for a cash payment equal to the lesser of (x) Fair Market Value of the shares of Restricted Stock (or the portion thereof so purchased), and (y) the purchase price of the Restricted Stock to the Participant.

(c)  Termination for Any Other Reason.  Unless otherwise determined by the Committee at the time of acquisition, upon any termination of a Participant’s employment with Holding or any Subsidiary other than for Cause or Voluntary Resignation, Holding and then CVC and OTPP and their respective affiliates (in accordance with the procedures described in Section 8.7) may (i) repurchase all or any portion of the Restricted Stock then held by the Participant for which the Restricted Period has not lapsed as of the date of termination for a cash payment equal to the Participant’s purchase price of such Restricted Stock plus interest accrued from the date of purchase at the 10-year United States treasury rate and/or (ii) repurchase the Restricted Stock for which the Restricted Period has lapsed for a cash payment equal to the Fair Market Value of the shares of Restricted Stock (or the portion thereof so purchased).

8.7.          Procedures for Repurchase of Option Shares or Restricted Stock.  Notwithstanding anything to the contrary contained herein, any repurchase of shares of Common Stock acquired by a Participant upon exercise of an Option or Restricted Stock pursuant to Section 8 shall not be effected prior to the expiration of a period of, and the

Fair Market Value shall be determined as of a date, at least six months and one day from the date such Common Stock or Restricted Stock was acquired by the Participant.  Holding shall have an exclusive right to repurchase shares of Common Stock acquired by a Participant upon exercise of an Option and Restricted Stock until the later of (i) eight months and one day from the date the Participant acquired such Restricted Stock or Common Stock and (ii) 60 days after termination of employment (the applicable date, the “First Repurchase Date”).  If Holding fails to repurchase all of a terminated Participant’s Common Stock acquired upon exercise of an Option or Restricted Stock prior to the First Repurchase Date, then Holding shall notify both CVC and OTPP within three business days after the First Repurchase Date, and CVC and OTPP shall have an additional 30 days from the First Repurchase Date to purchase such Participant’s Common Stock or Restricted Stock in such proportions as each shall determine, provided that if CVC and OTPP cannot agree on the proportion that each shall purchase, then each shall be entitled to purchase that percentage of such terminated Participant’s Common Stock or Restricted Stock that will result in CVC and OTPP owning the same percentage of Common Stock relative to each other before and after such purchase (such percentage calculated by treating Restricted Stock acquired by CVC and OTPP as Common Stock).

8.8.          Committee Discretion.  Notwithstanding anything else contained in this Section 8 to the contrary, the Committee may (i) permit all or any portion of any Options to be exercised following a Participant’s termination of employment for any reason on such terms and subject to such conditions not less favorable to such Participant than those terms and conditions provided for herein or in the option agreement evidencing the grant to such Participant of the applicable Options, as the Committee shall determine for a period up to and including, but not beyond, the expiration of the term of such Options, and (ii) accelerate termination of the Restricted Period with respect to any Restricted Stock following a Participant’s termination of employment for any reason on such terms and subject to such conditions not less favorable to such Participant than those terms and conditions provided for herein or in the Restricted Stock Subscription Agreement evidencing the acquisition by the Participant of the applicable Restricted Stock, as the Committee shall determine, at any time and from time to time.

8.9.          Use of Proceeds.  If Holding elects to repurchase any Restricted Stock or Common Stock pursuant to Section 8.5 or Section 8.6, Holding may apply the proceeds from such repurchase to any and all outstanding obligations of the Participant due Holding or guaranteed by Holding in respect of the Restricted Stock or Common Stock, as applicable.

SECTION 9.

CHANGE IN CONTROL

9.1.          Accelerated Vesting and Payment.  Unless otherwise determined by the Committee at the time of grant and unless an alternative award is provided pursuant to Section 9.2, in the event of a Change in Control, each Option that, by its terms, becomes exercisable solely upon the completion of a stated period of service (whether or not then exercisable), together with any outstanding Options that, prior to or in connection with such Change in Control, have become exercisable in connection with the attainment of performance objectives, shall be canceled in exchange for a payment in cash by Holding to each Option holder of an amount equal to the excess of the Change in Control Price over the exercise price for such Option (except as provided in Section 9.2 below).  Unless otherwise determined by the Committee at the time of acquisition and unless an alternative award is provided pursuant to Section 9.2, in the event of a Change in Control, the Restricted Period in respect of all Restricted Stock shall lapse.

9.2.          Alternative Awards.  Notwithstanding Section 9.1, unless provided otherwise in the agreement evidencing the Incentive Award, no cancellation, acceleration of exercisability, vesting or cash settlement or other payment shall occur with respect to any Incentive Award that would otherwise have been canceled pursuant to Section 9.1 if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Incentive Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an “Alternative Award”) by a Participant’s employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

(i)            provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights applicable under such Incentive Award, including, but not limited to, a substantially similar or better exercise or vesting schedule and substantially similar or better timing and methods of payment;

(ii)           have substantially equivalent economic value to such Incentive Award (determined at the time of the Change in Control); and

(iii)          have terms and conditions which provide that in the event that the Participant’s employment is involuntarily terminated following a Change in Control, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability (including vesting) applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

9.3.          Conflict with Incentive Award Agreement.  With respect to any Incentive Awards granted hereunder that may become exercisable or vested, as the case may be, upon the attainment of performance objectives, in the event of a conflict between this Section 9 and the terms and conditions set forth in the agreement evidencing such Incentive Awards, the terms and conditions set forth in the agreement evidencing such Incentive Awards shall control.

SECTION 10.

AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

The Committee may, with the consent of the Worldspan’s Chief Executive Officer (or if none, with the consent of another senior executive designated by the Committee), at any time terminate or suspend the Plan and from time to time amend or modify the Plan, provided that Sections 8.5, 8.6 and 8.7 shall survive any termination or suspension of the Plan, and provided further that prior to a Public Offering, any amendment or modification to Sections 8.5, 8.6 or 8.7 that adversely affects the rights of either or both of CVC and OTPP thereunder must be consented to by CVC and/or OTPP, as applicable, in writing.  No such action of the Committee may, without the consent of a Participant, alter or impair such Participant’s rights under any previously granted Incentive Award.

SECTION 11.

MISCELLANEOUS PROVISIONS

11.1.        Nontransferability of Awards.  Unless the Committee shall permit (on such terms and conditions as it shall establish) Restricted Stock to be transferred in accordance with Section 2.1 of the Stockholders Agreement, no Incentive Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Unless the Committee shall permit otherwise, as a condition to any transferee receiving Incentive Awards by will or through the laws of descent and distribution, such transferee shall agree to be bound by any agreement evidencing such Incentive Awards, and, in the case of Restricted Stock, all provisions of the Stockholders Agreement and the Registration Rights Agreement.

11.2.        Beneficiary Designation.  Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during his lifetime.  In the absence of any such designation, benefits remaining unpaid or Incentive Awards outstanding at the Participant’s death shall be paid to or exercisable by the Participant’s surviving spouse, if any, or otherwise to or by his estate.

11.3.        No Guarantee of Employment; No Additional Compensation for Loss of Rights Under Plan.  Nothing in the Plan shall interfere with or limit in any way the right of Holding or any Subsidiary to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of Holding or any Subsidiary. If any Participant’s employment with Holding or any Subsidiary shall be terminated for any reason, such Participant shall not be entitled to any compensation or other form of remuneration with respect to such termination (except as otherwise provided herein) to compensate such Participant for the loss of any rights under the Plan notwithstanding any provision to the contrary in his or her contract of employment.

11.4.        Tax Withholding.  Holding or any Subsidiary shall have the power to withhold, or require a Participant to remit to Holding or such Subsidiary promptly upon notification of the amount due, an amount sufficient to satisfy all federal, state, local and foreign withholding tax requirements with respect to any Incentive Award and Holding or such Subsidiary may defer payment of cash or issuance or delivery of Common Stock until such requirements are satisfied.

11.5.        Indemnification.  Each person who is or shall have been a member of the Board or the Committee (an “Indemnified Person”) shall be indemnified and held harmless by Holding against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such Indemnified Person in connection with or resulting from any claim, action, suit or proceeding to which such Indemnified Person may be made a party or in which such Indemnified Person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such Indemnified Person in settlement thereof, with Holding’s approval, or paid by such Indemnified Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnified Person, provided that, such Indemnified Person shall give Holding an opportunity, at its own expense, to handle and defend the same before such Indemnified Person undertakes to handle and defend it on such Indemnified Person’s own behalf.  The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such Indemnified Person may be entitled under Holding’s Certificate of Incorporation or By-laws, by contract, as a matter of law or otherwise.

11.6.        No Limitation on Compensation.  Nothing in the Plan shall be construed to limit the right of Holding or any Subsidiary to establish other plans or to pay compensation to employees in cash or property.

11.7.        Requirements of Law.  The granting of Incentive Awards, the exercisability or vesting, as the case may be, of any Incentive Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.  The issuance of Common Stock may be delayed, if necessary, to comply with applicable laws, including the U.S. federal securities laws and any applicable state or foreign securities laws

11.8.        Legend.  Any stock certificate issued to a Participant in respect of shares of Restricted Stock shall bear the following (or similar) legend:

(i)            “THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF (EACH, A “TRANSFER”) UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IS RECEIVED IN A FORM SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.”

(ii)           “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO (A) THE TRANSFER AND OTHER PROVISIONS OF A RESTRICTED STOCK SUBSCRIPTION AGREEMENT, DATED AS OF JUNE 30, 2003; (B) THE PROVISIONS OF THE TRAVEL TRANSACTION PROCESSING CORPORATION STOCK INCENTIVE PLAN, DATED AS OF JUNE 30, 2003 (THE “INCENTIVE PLAN”); (C) THE PROVISIONS OF A STOCKHOLDERS AGREEMENT, DATED AS OF JUNE 30, 2003, AMONG THE ISSUER AND CERTAIN STOCKHOLDERS OF THE ISSUER (THE “STOCKHOLDERS AGREEMENT”) AND (D) A REGISTRATION RIGHTS AGREEMENT, DATED AS OF JUNE 30, 2003, AMONG THE ISSUER AND CERTAIN STOCKHOLDERS OF THE ISSUER (THE “REGISTRATION RIGHTS AGREEMENT”) AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE RESTRICTED STOCK SUBSCRIPTION AGREEMENT, THE INCENTIVE PLAN, THE STOCKHOLDERS AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE ISSUER.  NO TRANSFER OF SUCH SHARES

WILL BE MADE ON THE BOOKS OF THE ISSUER, AND SUCH TRANSFER SHALL BE VOIDABLE, UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH PLAN AND AGREEMENTS.”

(iii)          “THE ISSUER WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.”

and any other legend set forth in the Restricted Stock Subscription Agreement.

11.9.        Governing Law.  THIS PLAN, AND ALL AGREEMENTS HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE CORPORATE LAW OF THE STATE OF DELAWARE SPECIFICALLY AND MANDATORILY APPLIES.

11.10.      No Impact On Benefits.  Options granted under the Plan are not compensation for purposes of calculating an Employee’s rights under any employee benefit plan.

11.11.      Securities Law Compliance.  Instruments evidencing the grant of Incentive Awards may contain such other provisions, not inconsistent with the Plan, as the Committee deems advisable, including a requirement that a Participant represent to Holding in writing, when such Participant receives shares of Common Stock upon exercise of an Option (or at such other time as the Committee deems appropriate) that such Participant is acquiring such shares (unless they are then covered by an effective registration statement filed under the Securities Act of 1933, as amended) for such Participant’s own account for investment only and with no present intention to transfer, sell or otherwise dispose of such shares except such disposition by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of such Participant.

11.12.      Freedom of Action.  Subject to Section 9, nothing in the Plan or any agreement entered into pursuant to this Plan shall be construed as limiting or preventing Holding or any Subsidiary from taking any action with respect to the operation or conduct of its business that it deems appropriate or in its best interest.

11.13.      No Fiduciary Relationship.  Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between Holding or any Subsidiary and any Participant or executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons.

11.14.      No Right to Particular Assets.  Any reserves that may be established by Holding in connection with this Plan shall continue to be held as part of the general funds of Holding, and no individual or entity other than Holding shall have any interest in such funds until paid to a Participant.

11.15.      Unsecured Creditor.  To the extent that any Participant or his executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from Holding pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of Holding.

11.16.      Severability of Provisions.  If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

11.17.      Term of Plan.  This Plan shall be effective as of June 30, 2003 and shall expire on the tenth anniversary of such date (except as to Incentive Awards outstanding on that date), unless sooner terminated pursuant to Section 10.

11.18.      Relationship to Incentive Award Agreements.  To the extent any provision of any agreement evidencing Incentive Awards is inconsistent with this Plan, the terms of this Plan shall apply.

June 30, 2003

Exhibit A

STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT, dated as of [       ], 2003 between Travel Transaction Processing Corporation, a Delaware corporation (“Holding”), and               (the “Employee”), pursuant to the Travel Transaction Processing Corporation Stock Incentive Plan, as in effect and as amended from time to time (the “Plan”).  Capitalized terms that are not defined herein shall have the meanings given to such terms in the Plan.

WHEREAS, Holding desires to grant options to purchase shares of its Class A Common Stock, par value $.01 per share (the “Common Stock”), to certain key employees of Holding and its Subsidiaries;

WHEREAS, Holding has adopted the Plan in order to effect such grants; and

WHEREAS, the Employee is a key employee as contemplated by the Plan, and the Committee has determined that it is in the interest of Holding to grant these options to the Employee.

NOW, THEREFORE, in consideration of the premises and subject to the terms and conditions set forth herein and in the Plan, the parties hereto agree as follows:

1.             Confirmation of Grant.

(a)           Confirmation of Grant.  Holding hereby evidences and confirms the grant to the Employee, effective as of the date hereof (the “Grant Date”), of:

(i)            options to purchase from Holding [     ] shares of Common Stock at the exercise price specified in Section 2(a) (the “Series 1 Options”); and

(ii)           options to purchase from Holding [       ] shares of Common Stock at the exercise price specified in Section 2(b) (the “Series 2 Options” and, together with the Series 1 Options, the “Options”).

(b)           Options Subject to Plan.  The Options granted pursuant to this Agreement are subject in all respects to the Plan, all of the terms of which are made a part of and incorporated into this Agreement.  By signing this Agreement, the Employee acknowledges that he has been provided a copy of the Plan and has had the opportunity to review such Plan.

(c)           Character of Options.  The Options granted hereunder are not intended to be “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2.             Option Price.

(a)           Series 1 Options.  Subject to adjustment as provided in Section 9, the Series 1 Options shall have an exercise price per share of Common Stock that shall decline through the fifth anniversary of the closing of the Partnership Interest Purchase Agreement (the “Closing”) as set forth on Schedule A (the “Series 1 Option Price”), provided that if all of the Company’s Series A Cumulative Compounding Preferred Stock, par value $.01, (the “Preferred Stock”) is redeemed or repurchased, or is exchanged for Common Stock, then the Series 1 Option Price in effect at such time shall remain in effect thereafter notwithstanding any reduction provided for on Schedule A.

(b)           Series 2 Options.  Subject to adjustment as provided in Section 9, the Series 2 Options shall have an exercise price per share of Common Stock that shall decline through the fifth anniversary of the Closing as set forth on Schedule A (the “Series 2 Option Price”), provided that if all of the Preferred Stock is redeemed or repurchased, or is exchanged for Common Stock, then the Series 2 Option Price in effect at such time shall remain in effect thereafter notwithstanding any reduction provided for on Schedule A.

3.             Exercisability.

(a)           Vesting Provisions.  The Options shall become exercisable in five equal installments on each of the first five anniversaries of the Grant Date, subject to the Employee’s continuous employment with Holding or any Subsidiary from the Grant Date to such anniversary.

(b)           Change in Control.  Notwithstanding Section 3(a), all outstanding Options shall vest immediately prior to a Change in Control.

(c)           Normal Expiration Date.  Unless the Options earlier terminate in accordance with Section 5, the Options shall terminate on the tenth anniversary of the Grant Date (the “Normal Expiration Date”).  Once Options have become exercisable pursuant to this Section 3, such Options may be exercised, subject to the provisions hereof, at any time and from time to time until the Normal Expiration Date.

4.             Method of Exercise and Payment.

All or part of the exercisable Options may be exercised by the Employee upon (a) the Employee’s written notice to Holding of exercise, (b) the Employee’s payment of the Series 1 Option Price or the Series 2 Option Price, as applicable, in full at

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the time of exercise (i) in cash or cash equivalents, (ii) in unencumbered shares owned by the Employee for at least six (6) months (or such longer period as is required by applicable accounting standards to avoid a charge to earnings) having a fair market value on the date of exercise equal to the Series 1 Option Price or the Series 2 Option Price, as applicable, (iii) in a combination of cash and Common Stock or (iv) in accordance with such procedures or in such other form as the Committee shall from time to time determine, (c) the Employee’s execution of a stock subscription agreement which shall be in substantially the form of the Stock Subscription Agreement attached to the Plan as Exhibit B, and (d) the Employee’s execution of the Stockholders Agreement and Registration Rights Agreement in order to become a party to such agreements with respect to the shares of Common Stock issuable upon the exercise of such Options.  As soon as practicable after receipt of a written exercise notice and payment in full of the exercise price of any exercisable Options and receipt of evidence of the Employee’s execution of the Stockholders Agreement and Registration Rights Agreement in accordance with this Section 4, but subject to Section 6 below, Holding shall deliver to the Employee a certificate or certificates representing the shares of Common Stock acquired upon the exercise thereof, registered in the name of the Employee, provided that, if Holding, in its sole discretion, shall determine that, under applicable securities laws, any certificates issued under this Section 4 must bear a legend restricting the transfer of such Common Stock, such certificates shall bear the appropriate legend.

5.             Termination of Employment.

(a)           Termination of Employment Due to Death.  Unless otherwise determined by the Committee, if the Employee’s employment with Holding or any Subsidiary terminates by reason of the Employee’s death, then all Options held by the Employee that are exercisable as of the date of such termination may be exercised by the Employee’s beneficiary as designated in accordance with Section 8, or if no such beneficiary is named, by the Employee’s estate, at any time prior to six months following the Employee’s termination of employment or the Normal Expiration Date of the Options, whichever period is shorter.  Upon the Employee’s termination on account of death, any Options that are not then exercisable shall terminate and be canceled immediately upon such termination of employment.

(b)           Termination for Cause.  Unless otherwise determined by the Committee, if the Employee’s employment with Holding or any Subsidiary is terminated for Cause, all Options held by the Employee, whether or not then exercisable, shall terminate and be canceled immediately upon such termination of employment.

(c)           Other Termination of Employment.  Unless otherwise determined by the Committee, if the Employee’s employment with Holding or any Subsidiary terminates for any reason other than (i) due to death or (ii) for Cause, then any Options held by the Employee which are exercisable at the date of the Employee’s termination of

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employment shall be exercisable at any time up until the 90th day following the Employee’s termination of employment (or, in the event that the Employee dies after terminating his employment, but within the period during which the Options would otherwise be exercisable hereunder, the 120th day after the date of the Employee’s death) or the Normal Expiration Date of the Options, whichever period is shorter, but any Options held by the Employee that are not then exercisable shall terminate and be canceled immediately upon such termination of employment.

(d)           Committee Discretion.  Notwithstanding anything else contained herein to the contrary, the Committee may at any time extend the post-termination exercise period of all or any portion of the Options up to and including, but not beyond, the Normal Expiration Date of such Options.

6.             Tax Withholding.

Whenever Common Stock is to be issued pursuant to the exercise of an Option or any cash payment is to be made hereunder, Holding or its Subsidiary shall have the power to withhold, or require the Employee to remit to Holding or such Subsidiary, an amount sufficient to satisfy federal, state, and local withholding tax requirements relating to such transaction, and Holding or such Subsidiary may defer payment of cash or issuance of Common Stock until such requirements are satisfied.

7.             Nontransferability of Awards.

Unless the Committee shall permit (on such terms and conditions as it shall establish) Options to be transferred, no Options may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Following the Employee’s death, all rights with respect to Options that were exercisable at the time of the Employee’s death and have not terminated shall be exercised by his designated beneficiary, his estate or such transferee as permitted by the Committee.

8.             Beneficiary Designation.

The Employee may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under the Plan and this Agreement is to be exercised in case of his death.  Each designation will revoke all prior designations by the Employee, shall be in a form reasonably prescribed by the Committee, and will be effective only when filed by the Employee in writing with the Committee during his lifetime.  If no beneficiary is named, or if a named beneficiary does not survive the Employee, Section 11.2 of the Plan shall determine who may exercise the Employee’s rights under the Plan.

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9.             Adjustment in Capitalization.

The aggregate number of shares of Common Stock available under the Plan and subject to outstanding Option grants and the respective prices and/or vesting criteria applicable to outstanding Options, shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any dividend payable in stock, stock split or share combination of, or extraordinary cash dividend on, the Common Stock, or any recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares affecting the Common Stock, or any other similar event affecting the Common Stock.  All determinations and calculations required under this Section 9 shall be made in the sole discretion of the Committee.

10.           Requirements of Law.

The issuance of shares of Common Stock pursuant to the Options shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  Such issuance may be delayed, if necessary, to comply with applicable laws, including the U.S. federal securities laws and any applicable state or foreign securities laws, and no shares of Common Stock shall be issued upon exercise of any Options granted hereunder, if such exercise would result in a violation of applicable law.

11.           No Guarantee of Employment.

Nothing in this Agreement shall interfere with or limit in any way the right of Holding or its Subsidiary to terminate the Employee’s employment at any time, or confer upon the Employee any right to continue in the employ of Holding or its Subsidiary.

12.           No Rights as Stockholder.

Except as otherwise required by law, the Employee shall not have any rights as a stockholder with respect to any shares of Common Stock covered by the Options granted hereby until such time as the shares of Common Stock issuable upon exercise of such Options have been so issued.  Notwithstanding anything else contained herein to the contrary, the exercise of any portion of the Options hereby is expressly conditioned on the Employee executing a stock subscription agreement which shall be in substantially the form of Stock Subscription Agreement attached to the Plan as Exhibit B.

13.           Interpretation; Construction.

Any determination or interpretation by the Committee under or pursuant to this Agreement shall be final and conclusive on all persons affected hereby.  Except as

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otherwise expressly provided in the Plan, in the event of a conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

14.           Amendments.

The Committee shall have the right, in its sole discretion, to alter or amend this Agreement, from time to time, as provided in the Plan in any manner for the purpose of promoting the objectives of the Plan, provided that no such amendment shall in any manner adversely affect the Employee’s rights under this Agreement without the Employee’s consent.  Subject to the preceding sentence, any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on the Employee without requirement for the Employee’s consent or other action.  Holding shall give written notice to the Employee of any such alteration or amendment of this Agreement as promptly as practicable after the adoption thereof.  This agreement may also be amended by a written agreement executed by both Holding and the Employee.

15.           Miscellaneous.

(a)           Notices.  All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to Holding, or the Employee, as the case may be, at the following addresses or to such other address as Holding or the Employee, as the case may be, shall specify by notice to the others:

(i)            if to Holding, to it at:

300 Galleria Parkway, N.W.
Atlanta, Georgia 30339
Attn:  General Counsel

(ii)           if to the Employee, to the Employee at the address as reflected in Holding’s books and records.

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.  Copies of any notice or other communication given under this Agreement shall also be given to:

Citigroup Venture Capital Equity
Partners, L.P.
399 Park Avenue, 14th Floor

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New York, New York 10022
Fax:  (212) 888-2940
Attention:  Joseph Silvestri

Ontario Teachers’ Pension Plan Board
5650 Yonge Street
Toronto, Ontario M2M 4H5
Fax:  (416) 730-5082
Attention:  Shael Dolman

Dechert LLP
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania 19103
Fax:  (215) 994-2222
Attention:  Geraldine A. Sinatra

Debevoise & Plimpton
919 Third Avenue
New York, New York 10022
Fax:  (212) 909-6836
Attention:  Margaret A. Davenport

(b)           Binding Effect; Benefits.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns.  Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(c)           Waiver.  Either party hereto may by written notice to the other (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (ii) waive compliance with any of the conditions or covenants of the other contained in this Agreement and (iii) waive or modify performance of any of the obligations of the other under this Agreement.  Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of either party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein.  The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such

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party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(d)           Entire Agreement. This Agreement, together with the Plan, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all other prior agreements, understandings, documents, statements, representations and warranties, oral or written, express or implied, between the parties hereto and their respective affiliates, representatives and agents in respect of the subject matter hereof.

(e)           Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE CORPORATE LAW OF THE STATE OF DELAWARE SPECIFICALLY AND MANDATORILY APPLIES.

(f)            Section and Other Headings.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(g)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

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IN WITNESS WHEREOF, Holding and the Employee have duly executed this Agreement as of the date first above written.

TRAVEL TRANSACTION PROCESSING CORPORATION

By:
Print Name:
Title:

EMPLOYEE

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SCHEDULE A

SERIES 1 OPTIONS

Time of Exercise	Exercise Price per Share

From Closing to 6 months after Closing	$ 2.11

From 6 months after Closing to 12 months after Closing	$ 1.95

From 12 months after Closing to 18 months after Closing	$ 1.78

From 18 months after Closing to 24 months after Closing	$ 1.59

From 24 months after Closing to 30 months after Closing	$ 1.40

From 30 months after Closing to 36 months after Closing	$ 1.20

From 36 months after Closing to 42 months after Closing	$ 0.99

From 42 months after Closing to 48 months after Closing	$ 0.77

From 48 months after Closing to 54 months after Closing	$ 0.54

From 54 months after Closing to Normal Expiration Date	$ 0.32

SERIES 2 OPTIONS

Time of Exercise	Exercise Price per Share

From Closing to 6 months after Closing	$ 7.30

From 6 months after Closing to 12 months after Closing	$ 7.14

From 12 months after Closing to 18 months after Closing	$ 6.97

From 18 months after Closing to 24 months after Closing	$ 6.80

From 24 months after Closing to 30 months after Closing	$ 6.61

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From 30 months after Closing to 36 months after Closing	$ 6.42

From 36 months after Closing to 42 months after Closing	$ 6.21

From 42 months after Closing to 48 months after Closing	$ 6.00

From 48 months after Closing to 54 months after Closing	$ 5.77

From 54 months after Closing to 60 months after Closing	$ 5.54

From 60 months after Closing to Normal Expiration Date	$ 5.29

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Exhibit B

STOCK SUBSCRIPTION AGREEMENT

STOCK SUBSCRIPTION AGREEMENT, dated as of [       ], 2003, between Travel Transaction Processing Corporation, a Delaware corporation (“Holding”), and the purchaser whose name appears on the signature page hereof (the “Purchaser”), pursuant to the Travel Transaction Processing Corporation Stock Incentive Plan, as in effect and as amended from time to time (the “Plan”).  Capitalized terms that are not defined herein shall have the same meanings given to such terms in the Plan.

W I T N E S S E T H:

WHEREAS, the Board of Directors of Holding (the “Board”) has granted options to officers and key employees of Holding and its Subsidiaries under the Plan;

WHEREAS, the Purchaser desires to exercise options and subscribe for and purchase from Holding pursuant to the Plan the aggregate number of shares of Holding’s Class A Common Stock, par value $.01 per share (the “Common Stock”), set forth on the signature page hereof (each a “Share” and, collectively, the “Shares”), at a purchase price of $      per share; and

WHEREAS, Holding desires to sell the Shares to the Purchaser on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

1.             Purchase and Sale of Shares.

(a)           Purchase of Shares.  Subject to all of the terms and conditions of this Agreement, the Purchaser hereby subscribes for and shall purchase, and Holding shall sell to the Purchaser, the Shares at a purchase price of $           per Share, at the Closing provided for in Section 2(a) hereof, such Shares being issued pursuant to and in accordance with the Plan.  The Plan is incorporated herein by reference and made a part of this Agreement, and the Purchaser hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions herein and therein.  To the extent any provision herein is inconsistent with the Plan, the terms of the Plan shall apply.  Notwithstanding anything in this Agreement to the contrary, Holding shall have no obligation to sell any Common Stock to any person who is a resident of a jurisdiction in which the sale of Common Stock to such person would constitute a violation of the securities, “blue sky” or other laws of such jurisdiction.

(b)           Consideration.  Subject to the terms and conditions of this Agreement, the Purchaser shall deliver to Holding at the Closing referred to in Section 2(a) hereof an amount equal to the aggregate purchase price for the Shares set forth on the signature page hereof (the “Consideration”) in either (i) cash or cash equivalents, (ii) at any time following a Public Offering, unencumbered shares of Common Stock which have been owned by the Purchaser for at least six months (or such longer period as is required by applicable accounting standards to avoid a charge to earnings) having an aggregate Fair Market Value on the date of exercise equal to such Consideration, (iii) a combination of cash and such unencumbered shares of Common Stock, or (iv) such other consideration as the Committee shall determine.

2.             Closing.

(a)           Time and Place.  Except as otherwise agreed by Holding and the Purchaser, the closing (the “Closing”) of the transaction contemplated by this Agreement shall be held at the offices of Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, New York at 10:00 a.m. (New York time) on [     , 2003] (the “Closing Date”).

(b)           Delivery by Holding.  At the Closing, Holding will deliver a stock certificate registered in the Purchaser’s name and representing the Shares, which certificate shall bear the legends set forth in Section 4(b).

(c)           Delivery by the Purchaser.  At the Closing, the Purchaser will deliver to Holding the consideration referred to in Section 1(b) hereof.

3.             Repurchase Option.

(a)           Terminations Other Than for Cause.  Unless otherwise determined by the Committee at the time of purchase and except as provided in Section 3(b), upon any termination of the Purchaser’s employment with Holding or its Subsidiary prior to a Public Offering and continuing until the time of a Public Offering, Holding and then CVC and OTPP and their respective affiliates (in accordance with the procedures described in Section 3(c)) may repurchase all or any portion of the Shares then held by such Purchaser for a cash payment equal to the Fair Market Value of the Shares (or the portion thereof so purchased).

(b)           Termination for Cause. Unless otherwise determined by the Committee at the time of purchase, upon termination of the Purchaser’s employment by Holding or its Subsidiary for Cause prior to a Public Offering and continuing until the time of a Public Offering, Holding and then CVC and OTPP and their respective

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affiliates (in accordance with the procedures described in Section 3(c)) may repurchase all or any portion of the Shares then held by such Purchaser for a cash payment equal to the lesser of (x) Fair Market Value of the Shares (or the portion thereof so purchased), and (y) the Purchaser’s purchase price for the Shares.

(c)           Procedures for the Repurchase of Shares.  Notwithstanding anything to the contrary contained herein, any repurchase of Shares pursuant to this Section 3 shall not be effected prior to the expiration of a period of, and the Fair Market Value shall be determined as of a date, at least six months and one day from the date such Shares were purchased by the Purchaser.  Holding shall have an exclusive right to repurchase Shares until the First Repurchase Date.  If Holding fails to repurchase all of a terminated Participant’s Shares prior to the First Repurchase Date, then Holding shall notify both CVC and OTPP within three business days after the First Repurchase Date, and CVC and OTPP shall have an additional 30 days from the First Repurchase Date to purchase such Participant’s Shares in such proportions as each shall determine, provided that if CVC and OTPP cannot agree on the proportion that each shall purchase, then each shall be entitled to purchase that percentage of such terminated Participant’s Shares that will result in CVC and OTPP owning the same percentage of Common Stock relative to each other before and after such purchase (such percentage calculated by treating all Shares as Common Stock).

(d)           Use of Proceeds.  If Holding elects to repurchase any Shares pursuant to this Section 3, Holding may apply the proceeds from such repurchase to any and all outstanding obligations of the Purchaser due Holding or guaranteed by Holding in respect of the Shares.

4.             Purchaser’s Representations, Warranties and Covenants.

(a)           Investment Intention.  The Purchaser represents and warrants that the Purchaser is acquiring the Shares solely for the Purchaser’s own account for investment and not with a view to, or for sale in connection with, any distribution thereof.  The Purchaser agrees that the Purchaser will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Shares), or any interest therein or any rights relating thereto, except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Act”), all applicable state securities or “blue sky” laws, Section 2.1 of the Stockholders Agreement and Section 5 of the Registration Rights Agreement.  Any attempt by the Purchaser, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Shares or any interest therein, or any rights relating thereto, without complying with the provisions of this Agreement, Section 2.1 of the Stockholders Agreement and Section 5 of the Registration Rights Agreement, as such agreements shall be amended from time to time, shall be void and of no effect.

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(b)           Legend.  The Purchaser acknowledges that the certificate or certificates representing the Shares shall bear the following legends or other appropriate legends:

(i)            “THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF (EACH, A “TRANSFER”) UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IS RECEIVED IN A FORM SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.”

(ii)           “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO (A) THE PROVISIONS OF A STOCK SUBSCRIPTION AGREEMENT, DATED AS OF JUNE 30, 2003; (B) THE PROVISIONS OF THE TRAVEL TRANSACTION PROCESSING CORPORATION STOCK INCENTIVE PLAN, DATED AS OF JUNE 30, 2003 (THE “INCENTIVE PLAN”); (C) THE PROVISIONS OF A STOCKHOLDERS AGREEMENT, DATED AS OF JUNE 30, 2003, AMONG THE ISSUER AND CERTAIN STOCKHOLDERS OF THE ISSUER (THE “STOCKHOLDERS AGREEMENT”) AND (D) A REGISTRATION RIGHTS AGREEMENT, DATED AS OF JUNE 30, 2003, AMONG THE ISSUER AND CERTAIN STOCKHOLDERS OF THE ISSUER (THE “REGISTRATION RIGHTS AGREEMENT”) AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE STOCK SUBSCRIPTION AGREEMENT, THE INCENTIVE PLAN, THE STOCKHOLDERS AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE ISSUER.  NO TRANSFER OF SUCH SHARES WILL BE MADE

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ON THE BOOKS OF THE ISSUER, AND SUCH TRANSFER SHALL BE VOIDABLE, UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH PLAN AND AGREEMENTS.”

(iii)          “THE ISSUER WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.”

(c)           Securities Law Matters.  The Purchaser acknowledges receipt of advice from Holding that (i) the Shares have not been registered under the Act or qualified under any state or foreign securities or “blue sky” laws, (ii) it is not anticipated that there will be any public market for the Shares, (iii) the Shares must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under the Act and such state laws or an exemption from registration is available, (iv) Rule 144 promulgated under the Act (“Rule 144”) is not presently available with respect to the sales of the Shares, and Holding has made no covenant to make Rule 144 available, (v) when and if the Shares may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in accordance with the terms and conditions of such Rule, the Plan, this Agreement, the Stockholders Agreement and the Registration Rights Agreement, (vi) Holding does not plan to file reports with the Commission or make public information concerning Holding available unless required to do so by law or in connection with its financing arrangements, (vii) if the exemption afforded by Rule 144 is not available, sales of the Shares may be difficult to effect because of the absence of public information concerning Holding, (viii) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Shares and (ix) a notation shall be made in the appropriate records of Holding indicating that the Shares are subject to restrictions on transfer set forth in Section 2.1 of the Stockholders Agreement and, if Holding should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Shares.

(d)           Compliance with Rule 144.  When and if the Shares may be disposed of without registration in reliance upon Rule 144, the Purchaser shall transmit to Holding an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other

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documentation as Holding may reasonably require to assure compliance with Rule 144 in connection with such disposition.

(e)           Ability to Bear Risk.  The Purchaser represents and warrants that (i) the financial situation of the Purchaser is such that the Purchaser can afford to bear the economic risk of holding the Shares for an indefinite period and (ii) the Purchaser can afford to suffer the complete loss of the Purchaser’s investment in the Shares.

(f)            Access to Information, etc.; Sophistication; Lack of Reliance.  The Purchaser represents and warrants that (i) the Purchaser has carefully reviewed the materials furnished to the Purchaser in connection with the transaction contemplated hereby, including, without limitation, the Plan and the other materials furnished to the Purchaser in connection with the transactions contemplated hereby, (ii) the Purchaser is familiar with the business and financial condition, properties, operations and prospects of Holding and that the Purchaser has been granted the opportunity to ask questions of, and receive answers from, representatives of Holding concerning Holding and the terms and conditions of the purchase of the Shares and to obtain any additional information that the Purchaser deems necessary, (iii) the Purchaser’s knowledge and experience in financial and business matters is such that the Purchaser is capable of evaluating the merits and risk of the investment in the Shares, (iv) the Purchaser has carefully reviewed the terms and provisions of the Stockholders Agreement and Registration Rights Agreement and has evaluated the restrictions and obligations contained therein, and (v) the Purchaser is, and will be at the Closing, either (A) an officer or employee of Holding or one of its subsidiaries or (B) an “Accredited Investor” under Regulation D promulgated under the Act and agrees to furnish such documents and to comply with such reasonable requests of Holding as may be necessary to substantiate the Purchaser’s status as a qualifying investor in connection with this private offering of Shares to the Purchaser.  In furtherance of the foregoing, the Purchaser represents and warrants that (x) no representation or warranty, express or implied, whether written or oral, as to the financial condition, results of operations, prospects, properties or business of Holding or as to the desirability or value of an investment in Holding has been made to the Purchaser by or on behalf of Holding, except for those representations and warranties contained in Section 6 and the Stockholders Agreement, (y) the Purchaser has relied upon the Purchaser’s own independent appraisal and investigation, and the advice of the Purchaser’s own counsel, tax advisors and other advisors, regarding the risks of an investment in Holding and (z) the Purchaser will continue to bear sole responsibility for making the Purchaser’s own independent evaluation and monitoring of the risks of the Purchaser’s investment in Holding.

(g)           Due Execution and Delivery.  The Purchaser represents and warrants that (i) the Purchaser has duly executed and delivered this Agreement, (ii) all actions required to be taken by or on behalf of the Purchaser to authorize the Purchaser to execute, deliver and perform the Purchaser’s obligations under this Agreement, the

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Stockholders Agreement and the Registration Rights Agreement have been taken and this Agreement constitutes and, upon execution thereof, the Stockholders Agreement and the Registration Rights Agreement will constitute the Purchaser’s legal, valid and binding obligations, enforceable against the Purchaser in accordance with their respective terms, (iii) the execution and delivery of this Agreement, the Stockholders Agreement and the Registration Rights Agreement, and the consummation by the Purchaser of the transactions contemplated hereby and thereby in the manner contemplated hereby and thereby do not and will not conflict with, or result in a breach of any terms of, or constitute a default under, any agreement or instrument or any statute, law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority which is applicable to the Purchaser or by which the Purchaser or any material portion of the Purchaser’s properties is bound, (iv) no consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by such Purchaser in connection with the execution and delivery of this Agreement, the Stockholders Agreement and the Registration Rights Agreement or the performance of such Purchaser’s obligations hereunder or thereunder and (v) such Purchaser is a resident of the state set forth below such Purchaser’s name on the signature page hereof.

(h)           Registration.  The Purchaser shall be entitled to the rights and subject to the obligations created under the Registration Rights Agreement.

(i)            Section 83(b) Election. The Purchaser agrees to make an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares purchased at such Closing within 20 days after the Closing and shall notify Holding that such election has been made.  Purchaser acknowledges that he will be solely responsible for any and all tax liabilities payable by the Purchaser in connection with the Purchaser’s purchase and receipt of the Shares or attributable to the Purchaser making such an election.

5.             Other Rights and Obligations.  The Purchaser shall be entitled to the rights and subject to the obligations created under the Plan, the Registration Rights Agreement and the Stockholders Agreement, each to the extent set forth therein.

6.             Representations and Warranties of Holding.  Holding represents and warrants to the Purchaser that (i) Holding is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) the execution and delivery of this Agreement, the Stockholders Agreement and the Registration Rights Agreement, the performance of Holding’s obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action on the part of Holding, (iii) this Agreement has been duly and validly executed by Holding and constitutes, and the Stockholders Agreement and the Registration Rights Agreement when executed by

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Holding will constitute, the legal, valid and binding obligations of Holding enforceable against it in accordance with their respective terms, except as the same may be affected by bankruptcy, insolvency, moratorium or similar laws, or by legal or equitable principles relating to or limiting the rights of contracting parties generally and (iv) the Shares, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created by the Purchaser or pursuant to this Agreement, the Stockholders Agreement or the Registration Rights Agreement or otherwise in connection with the transactions contemplated hereby and thereby.

7.             Miscellaneous.

(a)           Notices.  All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to Holding, or the Purchaser, as the case may be, at the following addresses or to such other address as Holding or the Purchaser, as the case may be, shall specify by notice to the others:

(i)            if to Holding, to it at:

300 Galleria Parkway, N.W.
Atlanta, Georgia 30339
Attn:  General Counsel

(ii)           if to the Purchaser, to the Purchaser at the address as reflected in Holding’s books and records.

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.  Copies of any notice or other communication given under this Agreement shall also be given to:

Citigroup Venture Capital Equity
Partners, L.P.
399 Park Avenue, 14th Floor
New York, New York 10022
Fax:  (212) 888-2940
Attention:  Joseph Silvestri

Ontario Teachers’ Pension Plan Board
5650 Yonge Street
Toronto, Ontario M2M 4H5

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Fax:  (416) 730-5082
Attention:  Shael Dolman

Dechert LLP
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania 19103
Fax:  (215) 994-2222
Attention:  Geraldine A. Sinatra

Debevoise & Plimpton
919 Third Avenue
New York, New York 10022
Fax:  (212) 909-6836
Attention:  Margaret A. Davenport

(b)           Binding Effect; Benefits.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns.  Except for the rights given to CVC and OTPP and their respective affiliates in  Sections 3(a), 3(b), and 3(c), nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(c)           Waiver.  Either party hereto may by written notice to the other (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (ii) waive compliance with any of the conditions or covenants of the other contained in this Agreement, and (iii) waive or modify performance of any of the obligations of the other under this Agreement.  Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of either party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein.  The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(d)           Amendment.  This Agreement may be amended, modified or supplemented only by a written agreement executed by the Purchaser and Holding and, prior to a Public Offering, any amendment, modification or supplementation to Sections

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3(a), 3(b) and 3(c) that adversely affects the rights of either or both of CVC and OTPP thereunder must also be consented to by CVC and/or OTPP, as applicable, in writing.

(e)           Entire Agreement.  This Agreement, together with the Plan, the Stockholders Agreement and the Registration Rights Agreement, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all other prior agreements, understandings, documents, statements, representations and warranties, oral or written, express or implied, between the parties hereto and their respective Subsidiaries, representatives and agents in respect of the subject matter hereof.

(f)            Tax Withholding.  Whenever any cash payment is to be made hereunder, Holding or any Subsidiary shall have the power to withhold, or require the Purchaser to remit to Holding or such Subsidiary, an amount sufficient to satisfy federal, state, and local withholding tax requirements relating to such transaction, and Holding or such Subsidiary may defer the payment of cash until such requirements are satisfied.

(g)           No Guarantee of Employment.  Nothing in this Agreement shall interfere with or limit in any way the right of Holding or any Subsidiary to terminate the Purchaser’s employment at any time, or confer upon the Purchaser any right to continue in the employ of Holding or any Subsidiary.

(h)           Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE CORPORATE LAW OF THE STATE OF DELAWARE SPECIFICALLY AND MANDATORILY APPLIES.

(i)            Survival.  Section 3 (relating to Purchaser’s representations, warranties and covenants) and Section 6 (relating to Holding’s representations and warranties) shall survive any termination of this Agreement.

(j)            Section and Other Headings, etc.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(k)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Holding and the Purchaser have executed this Agreement as of the date first above written.

HOLDING

By:
Name:
Title:

THE PURCHASER:

State of Residence:

Total Number of Shares of Common Stock to be Purchased:

Total Purchase Price:

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Exhibit C

RESTRICTED STOCK SUBSCRIPTION AGREEMENT

RESTRICTED STOCK SUBSCRIPTION AGREEMENT, dated as of [      ], 2003, between Travel Transaction Processing Corporation, a Delaware corporation (“Holding”), and the purchaser whose name appears on the signature page hereof (the “Purchaser”), pursuant to the Travel Transaction Processing Corporation Stock Incentive Plan, as in effect and as amended from time to time (the “Plan”).  Capitalized terms that are not defined herein shall have the same meanings given to such terms in the Plan.

W I T N E S S E T H:

WHEREAS, the Board of Directors of Holding (the “Board”) has adopted the Plan to provide officers and key employees of Holding and its Subsidiaries with opportunities to purchase equity interests in Holding;

WHEREAS, the Purchaser desires to subscribe for and purchase from Holding pursuant to the Plan the aggregate number of shares of Holding’s Class A Common Stock, par value $.01 per share (the “Common Stock”), set forth on the signature page hereof (each a “Share” and, collectively, the “Shares”), at a purchase price of $      per share; and

WHEREAS, Holding desires to sell the Shares to the Purchaser on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

1.             Purchase and Sale of Shares.

(a)           Purchase of Shares.  Subject to all of the terms and conditions of this Agreement, the Purchaser hereby subscribes for and shall purchase, and Holding shall sell to the Purchaser, the Shares at a purchase price of $       per Share, at the Closing provided for in Section 2(a) hereof, such Shares being issued pursuant to and in accordance with the Plan.  The Plan is incorporated herein by reference and made a part of this Agreement, and the Purchaser hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions herein and therein.  To the extent any provision herein is inconsistent with the Plan, the terms of the Plan shall apply.  Notwithstanding anything in this Agreement to the contrary, Holding shall have no obligation to sell any Common Stock to (i) any person who is not an employee of Holding or its Subsidiary at the time that such Common Stock is to be sold or (ii) any person who is a resident of a jurisdiction in which the sale of Common Stock to such person would constitute a violation of the securities, “blue sky” or other laws of such jurisdiction.

(b)           Consideration.  Subject to the terms and conditions of this Agreement, the Purchaser shall deliver to Holding at the Closing referred to in Section 2(a) hereof immediately available funds in an amount equal to the aggregate purchase price for the Shares set forth on the signature page hereof (the “Consideration”).

2.             Closing.

(a)           Time and Place.  Except as otherwise agreed by Holding and the Purchaser, the closing (the “Closing”) of the transaction contemplated by this Agreement shall be held at the offices of Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, New York at 10:00 a.m. (New York time) on [       , 2003] (the “Closing Date”).

(b)           Delivery by Holding.  At the Closing, Holding will deliver a stock certificate registered in the Purchaser’s name and representing the Shares, which certificate shall bear the legends set forth in Section 5(b), to the Secretary of Holding, to be held in custody until the Restricted Period shall have lapsed.

(c)           Delivery by the Purchaser.  At the Closing, the Purchaser will deliver to Holding the consideration referred to in Section 1(b) hereof and a duly executed and undated instrument of transfer or assignment in blank.

3.             Restricted Period.

(a)           Generally.  All Shares received by the Purchaser under this Agreement are subject to the restrictions contained herein and as provided under the Plan, and, so long as the Shares are subject to such restrictions, are referred to herein and therein as “Restricted Stock.”  The Restricted Stock shall be subject to forfeiture by the Purchaser prior to the lapse of the Restricted Period in accordance with the terms herein and in the Plan.  Except as provided in Section 11.1 of the Plan, none of the Restricted Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered until the Restricted Period has ceased, and then only in accordance with Section 2.1 of the Stockholders Agreement and Section 5 of the Registration Rights Agreement.

(b)           Restricted Period.  Except as otherwise provided in Section 8 hereof, or in the Plan, the Restricted Period shall lapse as to 20% of the Shares on each of the first five anniversaries of the Closing (each such anniversary, the “Vesting Date” as

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to the applicable 20% tranche of the Shares), which lapses shall be cumulative, subject to the Purchaser’s continuous employment with Holding or its Subsidiary from the Closing to such anniversary.

(c)           Committee Discretion.  Notwithstanding any other provisions of this Agreement, the Committee shall be authorized in its discretion, based upon its review and evaluation of the performance of the Purchaser and of Holding, to accelerate the vesting of any Restricted Stock under this Agreement, at such times (including, without limitation, following the Purchaser’s termination of employment) and upon such terms and conditions as the Committee shall deem advisable.

4.             Repurchase Option.

(a)           Voluntary Resignation.  Unless otherwise determined by the Committee at the time of purchase, upon the Purchaser’s Voluntary Resignation, Holding and then CVC and OTPP and their respective affiliates (in accordance with the procedures described in Section 4(d)) may (i) repurchase all or any portion of the Restricted Stock then held by such Purchaser for which the Restricted Period has not lapsed as of the date of termination for a cash payment equal to the purchase price of such Restricted Stock to the Purchaser and (ii) repurchase all or any portion of the Shares for which the Restricted Period has lapsed for a cash payment equal to the Fair Market Value of the Shares (or the portion thereof so purchased).

(b)           Termination for Cause. Unless otherwise determined by the Committee at the time of purchase, upon termination of the Purchaser’s employment by Holding or its Subsidiary for Cause, Holding and then CVC and OTPP and their respective affiliates (in accordance with the procedures described in Section 4(d)) may repurchase all or any portion of the Shares then held by such Purchaser for a cash payment equal to the lesser of (x) Fair Market Value of the Shares (or the portion thereof so purchased), and (y) the Purchaser’s purchase price for the Shares.

(c)           Termination for Any Other Reason.  Unless otherwise determined by the Committee at the time of purchase, upon any termination of the Purchaser’s employment with Holding or its Subsidiary other than a termination for Cause or a Voluntary Resignation, Holding and then CVC and OTPP and their respective affiliates (in accordance with the procedures described in Section 4(d)) may (i) repurchase all or any portion of the Restricted Stock then held by the Purchaser for which the Restricted Period has not lapsed as of the date of termination for a cash payment equal to the Purchaser’s purchase price of such Restricted Stock plus interest accrued from the date of purchase at the 10-year United States treasury rate and (ii) repurchase the Shares for which the Restricted Period has lapsed for a cash payment equal to the Fair Market Value of the Shares (or the portion thereof so purchased).

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(d)           Procedures for the Repurchase of Shares.  Notwithstanding anything to the contrary contained herein, any repurchase of Shares pursuant to this Section 4 shall not be effected prior to the expiration of a period of, and the Fair Market Value shall be determined as of a date, at least six months and one day from the date such Shares were purchased by the Purchaser.  Holding shall have an exclusive right to repurchase Shares until the First Repurchase Date.  If Holding fails to repurchase all of a terminated Participant’s Shares prior to the First Repurchase Date, then Holding shall notify both CVC and OTPP within three business days after the First Repurchase Date, and CVC and OTPP shall have an additional 30 days from the First Repurchase Date to purchase such Participant’s Shares in such proportions as each shall determine, provided that if CVC and OTPP cannot agree on the proportion that each shall purchase, then each shall be entitled to purchase that percentage of such terminated Participant’s Shares that will result in CVC and OTPP owning the same percentage of Common Stock relative to each other before and after such purchase (such percentage calculated by treating all Shares as Common Stock) .

(e)           Use of Proceeds.  If Holding elects to repurchase any Shares pursuant to this Section 4, Holding may apply the proceeds from such repurchase to any and all outstanding obligations of the Purchaser due Holding or guaranteed by Holding in respect of the Shares.

5.             Purchaser’s Representations, Warranties and Covenants.

(a)           Investment Intention.  The Purchaser represents and warrants that the Purchaser is acquiring the Shares solely for the Purchaser’s own account for investment and not with a view to, or for sale in connection with, any distribution thereof.  The Purchaser agrees that the Purchaser will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Shares), or any interest therein or any rights relating thereto, except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Act”), all applicable state securities or “blue sky” laws, Section 2.1 of the Stockholders Agreement and Section 5 of the Registration Rights Agreement.  The Purchaser further understands, acknowledges and agrees that none of the Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of unless the provisions of Section 3 shall have been satisfied or have expired.  Any attempt by the Purchaser, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Shares or any interest therein, or any rights relating thereto, without complying with the provisions of this Agreement, Section 2.1 of the Stockholders Agreement and Section 5 of the Registration Rights Agreement, as such agreements shall be amended from time to time, shall be void and of no effect.

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(b)           Legend.  The Purchaser acknowledges that the certificate or certificates representing the Shares shall bear the following legends or other appropriate legends:

(i)            “THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF (EACH, A “TRANSFER”) UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IS RECEIVED IN A FORM SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.”

(ii)           “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO (A) THE TRANSFER AND OTHER PROVISIONS OF A RESTRICTED STOCK SUBSCRIPTION AGREEMENT, DATED AS OF JUNE 30, 2003; (B) THE PROVISIONS OF THE TRAVEL TRANSACTION PROCESSING CORPORATION STOCK INCENTIVE PLAN, DATED AS OF JUNE 30, 2003 (THE “INCENTIVE PLAN”); (C) THE PROVISIONS OF A STOCKHOLDERS AGREEMENT, DATED AS OF JUNE 30, 2003, AMONG THE ISSUER AND CERTAIN STOCKHOLDERS OF THE ISSUER (THE “STOCKHOLDERS AGREEMENT”) AND (D) A REGISTRATION RIGHTS AGREEMENT, DATED AS OF JUNE 30, 2003, AMONG THE ISSUER AND CERTAIN STOCKHOLDERS OF THE ISSUER (THE “REGISTRATION RIGHTS AGREEMENT”) AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE RESTRICTED STOCK SUBSCRIPTION AGREEMENT, THE INCENTIVE PLAN, THE STOCKHOLDERS AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE ISSUER.  NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE ISSUER, AND SUCH TRANSFER SHALL BE VOIDABLE, UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH PLAN AND AGREEMENTS.”

(iii)          “THE ISSUER WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE,

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PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.”

(c)           Securities Law Matters.  The Purchaser acknowledges receipt of advice from Holding that (i) the Shares have not been registered under the Act or qualified under any state or foreign securities or “blue sky” laws, (ii) it is not anticipated that there will be any public market for the Shares, (iii) the Shares must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under the Act and such state laws or an exemption from registration is available, (iv) Rule 144 promulgated under the Act (“Rule 144”) is not presently available with respect to the sales of the Shares, and Holding has made no covenant to make Rule 144 available, (v) when and if the Shares may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in accordance with the terms and conditions of such Rule, the Plan, this Agreement, the Stockholders Agreement and the Registration Rights Agreement, (vi) Holding does not plan to file reports with the Commission or make public information concerning Holding available unless required to do so by law or in connection with its financing arrangements, (vii) if the exemption afforded by Rule 144 is not available, sales of the Shares may be difficult to effect because of the absence of public information concerning Holding, (viii) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Shares and (ix) a notation shall be made in the appropriate records of Holding indicating that the Shares are subject to restrictions on transfer set forth in Section 2.1 of the Stockholders Agreement and, if Holding should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Shares.

(d)           Compliance with Rule 144.  When and if the Shares may be disposed of without registration in reliance upon Rule 144, the Purchaser shall transmit to Holding an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as Holding may reasonably require to assure compliance with Rule 144 in connection with such disposition.

(e)           Ability to Bear Risk.  The Purchaser represents and warrants that (i) the financial situation of the Purchaser is such that the Purchaser can afford to bear the economic risk of holding the Shares for an indefinite period and (ii) the Purchaser can afford to suffer the complete loss of the Purchaser’s investment in the Shares.

(f)            Access to Information, etc.; Sophistication; Lack of Reliance.  The Purchaser represents and warrants that (i) the Purchaser has carefully reviewed the materials furnished to the Purchaser in connection with the transaction contemplated

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hereby, including, without limitation, the Plan and the other materials furnished to the Purchaser in connection with the transactions contemplated hereby, (ii) the Purchaser is familiar with the business and financial condition, properties, operations and prospects of Holding and that the Purchaser has been granted the opportunity to ask questions of, and receive answers from, representatives of Holding concerning Holding and the terms and conditions of the purchase of the Shares and to obtain any additional information that the Purchaser deems necessary, (iii) the Purchaser’s knowledge and experience in financial and business matters is such that the Purchaser is capable of evaluating the merits and risk of the investment in the Shares, (iv) the Purchaser has carefully reviewed the terms and provisions of the Stockholders Agreement and Registration Rights Agreement and has evaluated the restrictions and obligations contained therein, and (v) the Purchaser is, and will be at the Closing, either (A) an officer or employee of Holding or one of its subsidiaries or (B) an “Accredited Investor” under Regulation D promulgated under the Act and agrees to furnish such documents and to comply with such reasonable requests of Holding as may be necessary to substantiate the Purchaser’s status as a qualifying investor in connection with this private offering of Shares to the Purchaser.  In furtherance of the foregoing, the Purchaser represents and warrants that (x) no representation or warranty, express or implied, whether written or oral, as to the financial condition, results of operations, prospects, properties or business of Holding or as to the desirability or value of an investment in Holding has been made to the Purchaser by or on behalf of Holding, except for those representations and warranties contained in Section 9 and the Stockholders Agreement, (y) the Purchaser has relied upon the Purchaser’s own independent appraisal and investigation, and the advice of the Purchaser’s own counsel, tax advisors and other advisors, regarding the risks of an investment in Holding and (z) the Purchaser will continue to bear sole responsibility for making the Purchaser’s own independent evaluation and monitoring of the risks of the Purchaser’s investment in Holding.

(g)           Due Execution and Delivery.  The Purchaser represents and warrants that (i) the Purchaser has duly executed and delivered this Agreement, (ii) all actions required to be taken by or on behalf of the Purchaser to authorize the Purchaser to execute, deliver and perform the Purchaser’s obligations under this Agreement, the Stockholders Agreement and the Registration Rights Agreement have been taken and this Agreement constitutes and, upon execution thereof, the Stockholders Agreement and the Registration Rights Agreement will constitute the Purchaser’s legal, valid and binding obligations, enforceable against the Purchaser in accordance with their respective terms, (iii) the execution and delivery of this Agreement, the Stockholders Agreement and the Registration Rights Agreement, and the consummation by the Purchaser of the transactions contemplated hereby and thereby in the manner contemplated hereby and thereby do not and will not conflict with, or result in a breach of any terms of, or constitute a default under, any agreement or instrument or any statute, law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority which is applicable to the Purchaser or by which the

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Purchaser or any material portion of the Purchaser’s properties is bound, (iv) no consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by such Purchaser in connection with the execution and delivery of this Agreement, the Stockholders Agreement and the Registration Rights Agreement or the performance of such Purchaser’s obligations hereunder or thereunder and (v) such Purchaser is a resident of the state set forth below such Purchaser’s name on the signature page hereof.

(h)           Registration.  The Purchaser shall be entitled to the rights and subject to the obligations created under the Registration Rights Agreement.

(i)            Section 83(b) Election. The Purchaser agrees to make an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares purchased at such Closing within 20 days after the Closing and shall notify Holding that such election has been made.  Purchaser acknowledges that he will be solely responsible for any and all tax liabilities payable by the Purchaser in connection with the Purchaser’s purchase and receipt of the Shares or attributable to the Purchaser making such an election.

6.             The Purchaser’s Rights with Respect to Restricted Stock.

(a)           Distributions.  Except as otherwise provided in this Agreement or any other agreement entered into in respect of the Restricted Stock, the Purchaser shall have, with respect to all shares of Restricted Stock, all of the rights of a stockholder of Holding, including the right to vote such Restricted Stock, the right to receive cash and other dividends, if any, as may be declared on the Restricted Stock from time to time, and the right to receive cash proceeds payable with respect to the Restricted Stock as a result of any merger, reorganization, consolidation, or other corporate transaction of Holding to the same extent as such cash proceeds are payable with respect to other shares of the Common Stock.  Any securities issued to or received by the Purchaser with respect to Restricted Stock as a result of a stock split, a dividend payable in stock, a combination of shares or any other change or exchange of the Restricted Stock for other securities, by reclassification, reorganization, distribution, liquidation or otherwise shall have the same status and bear the same legend as the Restricted Stock and shall be held by Holding, if the Restricted Stock is being so held, unless otherwise determined by the Committee.

7.             Other Rights and Obligations.  The Purchaser shall be entitled to the rights and subject to the obligations created under the Plan, the Registration Rights Agreement and the Stockholders Agreement, each to the extent set forth therein.

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8.             Change of Control.

(a)           Lapse of Restricted Period.  In the event of a Change in Control, the Restricted Period shall lapse as to the remaining Restricted Stock subject to the Restricted Period at the time of the Change in Control.

9.             Representations and Warranties of Holding.  Holding represents and warrants to the Purchaser that (i) Holding is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) the execution and delivery of this Agreement, the Stockholders Agreement and the Registration Rights Agreement, the performance of Holding’s obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action on the part of Holding, (iii) this Agreement has been duly and validly executed by Holding and constitutes, and the Stockholders Agreement and the Registration Rights Agreement when executed by Holding will constitute, the legal, valid and binding obligations of Holding enforceable against it in accordance with their respective terms, except as the same may be affected by bankruptcy, insolvency, moratorium or similar laws, or by legal or equitable principles relating to or limiting the rights of contracting parties generally and (iv) the Shares, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created by the Purchaser or pursuant to this Agreement, the Stockholders Agreement or the Registration Rights Agreement or otherwise in connection with the transactions contemplated hereby and thereby.

10.           Miscellaneous.

(a)           Notices.  All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to Holding, or the Purchaser, as the case may be, at the following addresses or to such other address as Holding or the Purchaser, as the case may be, shall specify by notice to the others:

(i)            if to Holding, to it at:

300 Galleria Parkway, N.W.
Atlanta, Georgia 30339
Attn:  General Counsel

(ii)           if to the Purchaser, to the Purchaser at the address as reflected in Holding’s books and records.

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All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.  Copies of any notice or other communication given under this Agreement shall also be given to:

Citigroup Venture Capital Equity
Partners, L.P.
399 Park Avenue, 14th Floor
New York, New York 10022
Fax:  (212) 888-2940
Attention:  Joseph Silvestri

Ontario Teachers’ Pension Plan Board
5650 Yonge Street
Toronto, Ontario M2M 4H5
Fax:  (416) 730-5082
Attention:  Shael Dolman

Dechert LLP
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania 19103
Fax:  (215) 994-2222
Attention:  Geraldine A. Sinatra

Debevoise & Plimpton
919 Third Avenue
New York, New York 10022
Fax:  (212) 909-6836
Attention:  Margaret A. Davenport

(b)           Binding Effect; Benefits.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns.  Except for the rights given to CVC and OTPP and their respective affiliates in Sections 4(a), 4(b), 4(c) and 4(d), nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(c)           Waiver.  Either party hereto may by written notice to the other (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (ii) waive compliance with any of the conditions or covenants of the other contained in this Agreement, and (iii) waive or modify

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performance of any of the obligations of the other under this Agreement.  Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of either party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein.  The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(d)           Amendment.  This Agreement may be amended, modified or supplemented only by a written agreement executed by the Purchaser and Holding and, prior to a Public Offering, any amendment, modification or supplementation to Sections 4(a), 4(b), 4(c) and 4(d) that adversely affects the rights of either or both of CVC and OTPP thereunder must also be consented to by CVC and/or OTPP, as applicable, in writing.

(e)           Entire Agreement.  This Agreement, together with the Plan, the Stockholders Agreement and the Registration Rights Agreement, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all other prior agreements, understandings, documents, statements, representations and warranties, oral or written, express or implied, between the parties hereto and their respective Subsidiaries, representatives and agents in respect of the subject matter hereof.

(f)            Tax Withholding.  Whenever any cash payment is to be made hereunder, Holding or any Subsidiary shall have the power to withhold, or require the Purchaser to remit to Holding or such Subsidiary, an amount sufficient to satisfy federal, state, and local withholding tax requirements relating to such transaction, and Holding or such Subsidiary may defer the payment of cash until such requirements are satisfied.

(g)           Beneficiary Designation.  The Purchaser may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under the Plan and this Agreement is to be exercised in case of his death.  Each designation will revoke all prior designations by the Purchaser, shall be in a form reasonably prescribed by the Committee, and will be effective only when filed by the Purchaser in writing with the Committee during his lifetime.  If no beneficiary is named, or if a named beneficiary does not survive the Purchaser, Section 11.2 of the Plan shall determine who may exercise the Purchaser’s rights under the Plan.

(h)           No Guarantee of Employment.  Nothing in this Agreement shall interfere with or limit in any way the right of Holding or any Subsidiary to terminate the

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Purchaser’s employment at any time, or confer upon the Purchaser any right to continue in the employ of Holding or any Subsidiary.

(i)            Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE CORPORATE LAW OF THE STATE OF DELAWARE SPECIFICALLY AND MANDATORILY APPLIES.

(j)            Survival.  Section 5 (relating to Purchaser’s representations, warranties and covenants) and Section 9 (relating to Holding’s representations and warranties) shall survive any termination of this Agreement.

(k)           Section and Other Headings, etc.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(l)            Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Holding and the Purchaser have executed this Agreement as of the date first above written.

HOLDING

By:
Name:
Title:

THE PURCHASER:

State of Residence:

Total Number of Shares of Common Stock to be Purchased:

Total Purchase Price:

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Annex A

Initial Restricted Stock Grants

Selected Employees	Number of Shares of Restricted Stock to be Granted

Rakesh Gangwal	2,702,500

Greg O’Hara	1,316,000

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